Dividend	12 Months Ended
Dec. 31, 2014
Dividend
Dividend

23. Dividend

        On March 10, 2013, the Company's board of directors declared annual cash dividends to the Company's shareholders of record as of the close of business on April 8, 2013, at US$0.09 per Class A or Class B ordinary share, or US$0.45 per ADS, each representing five Class B ordinary shares of the Company. On April 15, 2013, the Company distributed the dividends which amounted to RMB137,138,046.

        On March 8, 2014, the Company's board of directors declared an annual cash dividends in the aggregate amount of approximately US$24 million to its shareholders of record as of the close of business on April 3, 2014, at US$0.096 per Class A or Class B ordinary share, or US$0.48 per ADS, each representing five Class B ordinary shares of the Company. On April 15, 2014, the Company distributed the dividends which amounted to RMB146,431,373.